REGAL
	[LOGO]	ENTERTAINMENT GROUP
NUMBER A	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		SHARES
THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. OR IN MINNEAPOLIS, MN			SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
CUSIP 758766 10 9

    THIS CERTIFIES THAT

    is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE, OF

REGAL ENTERTAINMENT GROUP

    transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

            IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

    Dated:

/s/ MICHAEL L. CAMPBELL VICE CHAIRMAN /s/ KURT C. HALL VICE CHAIRMAN	[SEAL]	/s/ PETER B. BRANDOW SECRETARY

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK MINNESOTA, N.A.

        TRANSFER AGENT
AND REGISTRAR

BY

        AUTHORIZED SIGNATURE

REGAL ENTERTAINMENT GROUP

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, so far as the same have been fixed, and the qualifications, limitations or restrictions of such preferences and/or rights, and the number of shares constituting each such class and series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UTMA	—	(Cust)	Custodian	(Minor)
TEN ENT	—	as tenants by entireties			under Uniform Transfer to Minors
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common	Act		(State)

Additional abbreviations may also be used though not in the above list.

For value received            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated	NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.